                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported) October 15, 1999
                                                -----------------


                           CASE RECEIVABLES II INC.
                           ------------------------
             (Exact Name of Registrant as Specified in its Charter)



                                  Delaware
                                  --------
                (State or Other Jurisdiction of Incorporation)


     33-84922, 3-992298, 333-52493,333-82741     Commission File Number)

               76-0439709       (I.R.S. Employer Identification No.)
          ------------------

  475 Half Day Road, Lincolnshire, Illinois 60069
  -----------------------------------------------
(Address of Principal Executive Offices)(Zip Code)


                              (847) 955-0228
                             ----------------
               (Registrant's Telephone Number, Including Area Code)


                              Not Applicable
                             ---------------
           (Former Name or Former Address, if Changed Since Last Report)

Item 5.Other Events.

     The Registrant is filing the monthly Servicer Reports listed in Item 7(c) below with respect to each of its outstanding series of publicly-offered securities.

Item 7.Financial Statements and Exhibits.

     (c)  Exhibits.


Exhibit
  No.  Document Description
----------------------------


20.1   Monthly Servicer Report dated October 15, 1999.

                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CASE RECEIVABLES II INC.
                                          (Registrant)


Dated: October 28, 1999            By:    /s/ Ralph Than
                                        ----------------------
                                           Ralph Than
                                           Treasurer

                             INDEX TO EXHIBITS



ExhibitSequential
  No.  Document Description
-------------------------------


20.1   Monthly Servicer Report dated October 15, 1999.